Exhibit 10.11

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (I) RULE 144A UNDER THE U.S. SECURITIES ACT, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (3) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.

Registered No. 1                                               December 15, 1998
US$2,000,000                                 Vancouver, British Columbia, Canada

                          WAVERIDER COMMUNICATIONS INC.
                        8% Secured CONVERTIBLE DEBENTURE

WAVERIDER COMMUNICATIONS INC. ("WaveRider"), a corporation under the laws of the State of Nevada, for value received, hereby promises to pay to the registered owners whose names are set forth on the signature page hereof (referred to herein collectively as the "Holders" and each individually as a "Holder") at the addresses set forth on the signature page hereof or at such other addresses as the Holders may designate in writing, the principal sum of US$2,000,000 in lawful money of the United States of America, together with interest thereon from the date hereof at the interest rate hereinafter set forth until payment in full of the outstanding principal balance, in accordance with all the terms of this Debenture. The principal shall be made available to WaveRider as follows: as to US$500,000, on or before January 15, 1998; as to US$500,000, on or before February 15, 1999; as to US$500,000, on or before March 15, 1999; and as to US$500,000, on or before April 15, 1999.

                                    ARTICLE I
                                 INTERPRETATION

1.1      DEFINITIONS

                  The terms used in this Debenture shall, unless there is something in the subject matter or the context inconsistent therewith, have the following meanings:

         a) "Accumulated Debt" at any time means the aggregate of all Loan Advances made by the Holders to WaveRider plus all interest accrued thereon at the time minus all amounts in respect thereof paid by WaveRider to the Holders.

         b) "Audit Committee" means William Laird, Bruce Sinclair and Cameron A. Mingay until such time as the audit committee of WaveRider is constituted in accordance with its bylaws, and thereafter means the audit committee of WaveRider from time to time.

         c) "Average Trading Volume" means the average number of Common Shares traded daily as reported by Bloomberg L.P. or Yahoo Finance, provided that if at any time there is a discrepancy between them the actual number based on National Association of Securities Dealers' records will be determined and used for purposes hereof.

         d) "Budget" means the projected cash flow statements for WaveRider for the balance of the calendar year 1998 and the calendar year 1999, including the sales and marketing programs referred to therein, the Revenue Forecast and the Development and Production Plan, all of which have been approved by resolution of the directors of WaveRider prior to the Closing Date.

         e) "Business Day" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in Vancouver, Toronto and New York.

         f) "Class G Warrant" means a right to acquire Common Shares pursuant to the terms of a warrant in the form attached hereto as Schedule A.

         g) "Closing Date" means December 15, 1998 or such other date as WaveRider and the Holders agree as the date for the execution and delivery of this Debenture.

         h) "Common Shares" means fully paid and non-assessable common shares with a par value of US$0.001 per share in the capital of WaveRider.

         i) "Consolidation Event" means any reduction in the number of Common Shares resulting from an alteration by any corporate means to the share capital of WaveRider.

         j) "Consolidation Factor" means the quotient obtained when the number of Common Shares immediately prior to a Consolidation Event is divided by the number of Common Shares immediately after the Consolidation Event.

         k) "Conversion Number" at any time means the quotient obtained when the Accumulated Debt at the time is divided by the Conversion Price at the time.

         l) "Conversion Option" means the right of the Holders hereunder to convert the Accumulated Debt to Common Shares if there is an Event of Default.

         m) "Conversion Price" at any time means the price at which WaveRider will issue Common Shares pursuant to the Conversion Option, determined in accordance with section 4.5.

         n) "Designated Subsidiaries" means WCC and JIS and any other company direct or indirect control of which is acquired by WaveRider before the Accumulated Debt is repaid in full or the Conversion Option in respect thereof has been exercised.

         o) "Designated Subsidiary Guarantee" means a guarantee of the obligations of WaveRider hereunder given by a Designated Subsidiary.

         p) "Development and Production Plan" means the development and production plan for WaveRider, including the technology referred to as "Voice Over IP", that has been approved by resolution of the directors of WaveRider prior to the Closing Date.

         q)       "Event  of  Default" has the meaning ascribed to it in section
                  9.1 hereof.

         r) "First Average Price" means the average closing price of the Common Shares on the NASD OTC Bulletin Board from and including November 9, 1998 to and including November 27, 1998.

         s) "GSA" means a general security agreement between the grantor thereof and the Holders granting to the Holders a security interest in all the presently owned and after acquired property of the grantor.

         t)       "Holder's   Proportionate   Interest"   means  the  percentage
                  obtained by dividing 100% by the number of parties signing this Debenture as Holder.

         u) "JIS Shares" means all shares in the capital of JIS currently owned by WCC.

         v) "JIS" means Jetstream Internet Services Inc., a British Columbia company.

         w) "Loan Advances" means amounts advanced from the Holders to WaveRider from time to time pursuant to this Debenture.

         x)       "Loan Facility" means the loan facility referred to in section
                  2.1 hereof.

         y)       "Permitted Encumbrances" means:

                  i) liens or privileges imposed by law in respect of obligations not yet due or delinquent such as carriers' liens, warehousemen's liens and other privileges of a similar nature; or liens for taxes, assessments or governmental charges or levies not at the time due or delinquent or the validity of which is being in good faith diligently contested in appropriate proceedings; or undetermined or inchoate liens, privileges and charges incidental to current operations, that have not been filed pursuant to law or that relate to obligations not due or delinquent;

                  ii) minor encumbrances, including without limitation, easements, rights of way, servitudes or other similar rights in land granted to or reserved by other persons, rights of way for sewers, electric lines, telegraph, telephone lines, oil and gas pipelines and related facilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which encumbrances, easements, servitudes, rights of way, other similar rights and restrictions do not in the aggregate materially detract from the value of the said properties or materially impair their use in the operation of the business of their owner;

                  iii) the right reserved to or vested in any municipality or governmental or other public authority by the terms of any lease, license, franchise, grant or permit acquired by WaveRider or any of the Designated Subsidiaries by any statutory provision, to require annual or other periodic payment as a condition of the continuance thereof;

                  iv) security given by WaveRider or any of the Designated Subsidiaries to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or other authority in connection with the operations of
                          WaveRider or such Designated Subsidiary in the ordinary course of its business; and

                  v) the reservations, limitations, provisos and conditions, if any, expressed in any Crown grants.

         z) "Pledge of JIS Shares" means a pledge of the JIS Shares by WCC to the Holders in the form attached hereto as Schedule C.

         aa) "Pledge of WCC Shares" means a pledge of the WCC Shares by WaveRider to the Holders in the form attached hereto as Schedule C.

         bb) "Registration Statement" means a registration statement qualifying the Common Shares to be issued by WaveRider pursuant to the Conversion Option and the Class G Warrants for sale without restriction.

         cc) "Repayment Date" means the date that is the second anniversary of the Closing Date.

         dd) "Representative" means the person identified in section 10.1 hereof as the representative of the Holders for the purposes of this Debenture and all ancillary documents.

         ee) "Revenue Forecast" means a forecast of revenues for WaveRider on a consolidated basis for the balance of the calendar year 1998 and the calendar year 1999 that has been approved by resolution of the directors of WaveRider prior to the Closing Date.

         ff)      "Security    Instruments"   means   the  security  instruments
                  described in section 5.1 hereof.

         gg) "WCC Shares" means all shares in the capital of WCC currently owned by WaveRider.

         hh) "WCC" means WaveRider Communications (Canada) Inc., a British Columbia company.

1.2       HEADINGS

         The division of this Debenture into sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Debenture.

1.3       CROSS-REFERENCES

         A reference in this Debenture to a numbered or lettered article, section or clause refers to the article, section or clause bearing the number or letter in this Debenture.

1.4       NUMBER AND GENDER

         Words herein importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.5       ACCOUNTING TERMINOLOGY

         All accounting terms used in this Debenture shall have the meanings ascribed to them in accordance with United States of America generally accepted accounting principles applied consistently.

1.6       US DOLLARS

         In this Debenture, all words or figures expressed in dollars or the symbol for dollars including "US$" means the currency of the United States of America.

1.7       GOVERNING LAW

         This Debenture shall be governed by and construed in accordance with the laws of the Province of British Columbia. Any legal action or proceeding with respect to this Debenture against any of the parties hereto may be brought in the Courts of the Province of British Columbia, which Courts the parties irrevocably acknowledge and agree to be a convenient forum for the resolution of any such legal action or proceeding, and each of the parties hereto hereby irrevocably submits to the jurisdiction of the Courts of the Province of British Columbia (whether or not an Appearance on their behalf is entered or any other step is taken on their behalf in any such legal action or proceeding).

1.8       SEVERABILITY

         If any one or more of the provisions contained in this Debenture should be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not thereby in any way be affected or impaired.

                                   ARTICLE II
                                  LOAN FACILITY

2.1       LOAN ADVANCES

         Subject to all the terms and conditions herein, the Holders agree to lend up to an aggregate of US$2,000,000 to WaveRider as follows:

     a) by making a Loan Advance of US$500,000 to WaveRider on or before January 15, 1999;

     b) by making a Loan Advance of US$500,000 to WaveRider on or before February 15, 1999;

     c) by making a Loan Advance of US$500,000 to WaveRider on or before March 15, 1999; and

     d) by making a Loan Advance of US$500,000 to WaveRider on or before April 15, 1999, as requested by WaveRider from time to time.

2.1       FUNDING REQUESTS BY WAVERIDER

         If WaveRider requires the Holders to make all or any portion of any of the Loan Advances referred to in clauses (a), (b), (c) or (d) of section 2.1 then WaveRider will give written notice of the amount thereof, which amount shall not be less than US$250,000, to the Holders not less than five Business Days prior to the date for the making of such Loan Advance and the Holders shall, subject to sections 6.1 and 6.2, as the case may be, on the date provided for make such Loan Advance to WaveRider. If WaveRider elects to not require the Holders to advance the full amount of US$500,000 in any particular Loan Advance then the difference between US$500,000 and the amount of the particular Loan Advance specified by WaveRider will no longer be available to be borrowed by WaveRider in any future Loan Advances and will be returned to the Holders out of any trust funds held in anticipation of future Loan Advances

2.2       PURPOSE

         The Loan Advances shall be used to permit WaveRider and the Designated Subsidiaries to fund the Budget and all the work and programs referred to in the Budget or for such other purpose as the Holders may approve in writing from time to time.

2.3       METHOD OF PAYMENT

         All Loan Advances shall be made by direct deposit to WaveRider's account at the Hongkong Bank of Canada, 1578 Marine Drive, West Vancouver, British Columbia, or such other bank account as WaveRider may from time to time specify to the Representative.

2.4       ELECTION TO TERMINATE FACILITY

         WaveRider shall be entitled to terminate its rights to all Loan Advances hereunder by written notice to the Representative made at any time before any funding request has been given pursuant to section 2.2 and if WaveRider so elects as provided for herein and no Loan Advances have been made by the Holders then this Debenture shall be terminated as of the date of such notice, the Holders will forthwith release all security given by WaveRider hereunder and the Holders shall be released from all obligations to provide any Loan Advances thereafter, provided that nothing herein shall limit the rights of the Holders to or under the Class G Warants referred to in section 3.2.

                                   ARTICLE III
                                FEES AND INTEREST

3.1       COMMITMENT FEE

         Within five Business Days of the Closing Date, WaveRider shall issue and deliver to each Holder as a commitment fee and in consideration of the execution and delivery of this Debenture by the Holders a Class G Warrant for the Holder's Proportionate Interest in 500,000 Common Shares, such warrant to be irrevocably issued and in addition to all other rights of the Holders hereunder.

3.2       RATES OF INTEREST

         WaveRider shall pay to each Holder the Holder's Proportionate Interest in interest on the Loan Advances outstanding from time to time and on overdue interest at a rate equal to 8% per annum, payable on the first Business Day of each calendar month commencing February 1, 1999. All interest payments shall be made by separate cheques payable to each of the Holders for the Holder's Proportionate Interest in the amount thereof delivered to such bank account or accounts for deposit or otherwise as the Representative may from time to time specify to WaveRider.

3.3       CALCULATION OF INTEREST

         Interest shall be calculated on the Loan Advances daily from the date of receipt of funds by WaveRider on the basis of a 365 day year both before and after default and maturity.

                                   ARTICLE IV
                            REPAYMENT AND CONVERSION

4.1       MANDATORY REPAYMENT

         Unless the Holders have exercised the Conversion Option, WaveRider shall pay to each Holder the Holder's Proportionate Interest in all of the Accumulated Debt:

         a)       on the Repayment Date; or

         b) within 24 hours of the funding of any debt or equity financing or a transaction or series of transactions in or as a result of which any person or group of persons acting in concert acquire more than 50% of the issued and outstanding Common Shares.

If the Accumulated Debt becomes due as a result of any of the events referred to in clause (b) hereof then, in addition to all other interest due in respect thereof, WaveRider shall, at the time of repayment of the Accumulated Debt, pay the Holders a premium of 2% of the Accumulated Debt per month calculated on a daily basis from the date or dates of all Loan Advances made for the period of time during which such amounts were outstanding.

4.1       VOLUNTARY PREPAYMENT

         WaveRider may from time to time prepay all or part of the Accumulated Debt, without bonus or penalty, upon giving not less than 15 Business Days' written notice to the Holders specifying the amount of prepayment and the date for the making thereof; provided that the maximum amount of the Loan Facility available hereunder shall be permanently reduced by the amount of any such prepayment.

4.2       PLACE OF PAYMENT

         All payments of principal, interest, fees and other amounts payable under or by virtue of this Debenture shall be made to the Holders by payments as directed by the Representative from time to time. All such payments shall be in United States dollars.

4.3       CONVERSION

4.4.1 This Debenture shall be convertible at the option of the Holders at any time after the Closing Date and up to and including November 27, 2000, if but only if there is an Event of Default and the Representative gives written notice thereof (the "Conversion Notice") to WaveRider specifying the particulars of the Event of Default and stating that the Holders have elected to convert all their rights under this Debenture including the Accumulated Debt at the time of the Event of Default into the Conversion Number of fully paid and non-assessable Common Shares, rounded to the nearest one-tenth of one share. If there is an Event of Default and the Holders elect to convert all their rights under this Debenture then the Holders shall surrender this certificate, duly endorsed by the Representative on behalf of the Holders, at the registered office of WaveRider at or after the time of delivery of the Conversion Notice. WaveRider shall issue and deliver to each Holder a certificate or certificates for the Holder's Proportionate Interest in the number of Common Shares to which each Holder shall be entitled. The conversion shall be deemed to have occurred immediately prior to the close of business on the date of the surrender of this Debenture to be converted (the "Conversion Date"), and the Holders shall be treated for all purposes as the registered holder of such Common Shares as of that date. WaveRider shall cancel this Debenture when surrendered to WaveRider and shall so annotate its books and records. Upon the issuance and delivery of the Common Shares, the Holders shall have no more rights under this Debenture and shall be treated for all purposes as the registered holder of Common Shares as of that date. No fractional Common Shares shall be issued on the conversion of this Debenture. If any fractional interest in a Common Share would, except for the provisions of this subparagraph, be deliverable on the conversion of this Debenture, WaveRider shall, in lieu thereof, adjust the fractional interest by payment to the Holder of an amount in cash (computed to the nearest cent) equal to the then Conversion Price multiplied by the fractional interest.

4.4.2 If the Holders are entitled and elect to exercise the Conversion Option pursuant to section 4.4.1 then the Holders shall have the option of surrendering to WaveRider for cancellation the certificates for any Class G Warrants issued to them pursuant to section 4.9 (but not Class G Warrants issued pursuant to section 3.1) but not exercised as of the Conversion Date in exchange for warrant certificates of like tenor and representing in the aggregate the right to purchase a like number of Common Shares at the Conversion Price as of and from the Conversion Date.


4.1       CONVERSION PRICE

         Subject to section 4.6, the Conversion Price shall be 85% of the lesser of (y) the First Average Price and (z) the average closing price of the Common Shares on the NASD OTC Bulletin Board for the five trading days prior to the Conversion Date. If the shares of WaveRider trade on another exchange then the closing prices on such other exchange shall be used for the purposes hereof.

4.2       ADJUSTMENTS TO CONVERSION PRICE

4.6.1 Subject to section 4.7, the Conversion Price shall be subject to adjustment from time to time in the event of a stock split or stock dividend of Common Shares (any of which is referred to herein as a "Dilution Event"). Upon a Dilution Event, the Conversion Price shall be adjusted, rounded to the nearest US$0.01, to be equal to the Conversion Price immediately prior to the Dilution Event, multiplied by a fraction, the numerator of which is the sum of (y) the number of Common Shares outstanding immediately prior to the Dilution Event, including the number of Common Shares issuable upon exercise of all options, warrants, or rights, upon conversion of all convertible securities or upon conversion of all securities issuable upon exercise of all options, warrants, or rights for such convertible securities issued in all prior Dilution Events plus (z) the number of Common Shares that the effective price for any Common Shares issued in respect of the Dilution Event giving rise to this adjustment would purchase at the then Conversion Price, and the denominator of which is the number of Common Shares outstanding immediately after the Dilution Event, including the number of Common Shares issuable upon exercise of all options, warrants, or rights, upon conversion of all convertible securities, or upon conversion of all convertible securities issuable upon exercise of all options, warrants, or rights for such convertible securities issued in this and all prior Dilution Events. The effective price for any Common Shares issued in respect of any Dilution Event shall be the sum of all cash and the fair market value of all property other than cash, as determined by WaveRider's board of directors in good faith and absent manifest error, received or applied to the benefit of WaveRider plus, for options, warrants, and rights, the amount equal to the exercise price multiplied by the number of securities subject to such option, warrant, or right. A consolidation of Common Shares shall not be a Dilution Event.

4.6.2 If prior to exercise of the Conversion Option there is a Consolidation Event then the Conversion Price after the date of the Consolidation Event shall be 85% of the lesser of (y) the First Average Price and (z) the average closing price of the Common Shares on the NASD OTC Bulletin Board for the five trading days prior to the Conversion Date divided by the Consolidation Factor.

4.1       TERMINATION OF ANTI-DILUTION

         The provisions of section 4.6.2 will cease to apply as soon as each of the following events have occurred:

         a) WaveRider has completed and received gross proceeds of not less than US$10,000,000 in debt and/or equity financings after the date of this Debenture; and

         b) the Common Shares have been listed for trading on The Nasdaq SmallCap Market or another recognized national stock market; and

         c) all Common Shares that are subject to the escrow agreement made as of March 16, 1998 among WaveRider, William E. Krebs as escrow agent and certain holders of Common Shares have been released from the restrictions imposed thereby; and

         d)       the Accumulated Debt shall have been repaid in full.

4.1       RECORD OF ADJUSTMENTS

         Upon any adjustment of the Conversion Price, WaveRider shall maintain at its registered office a statement, signed by the Chief Executive Officer and the Chief Financial Officer, showing in reasonable detail the facts requiring the adjustment and the Conversion Price after the adjustment.

4.2       OTHER ADJUSTMENTS

         If WaveRider shall reorganize or reclassify its capital (other than a subdivision or consolidation of its outstanding Common Shares), consolidate or amalgamate with or into another corporation, or convey all or substantially all of its assets to another corporation, this Debenture shall thereafter be convertible into the number of shares or other securities or property to which a holder of the number of Common Shares deliverable on conversion of this Debenture would have been entitled on the reorganization, reclassification, consolidation, amalgamation, or conveyance; and in any such case, appropriate adjustments (as determined by the Board of Directors of WaveRider) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth (including provisions with respect to changes in, and other adjustments of, the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter deliverable on conversion of this Debenture.

4.3   CLASS G WARRANTS

         Within 10 days of the receipt by WaveRider of each Loan Advance, WaveRider shall issue to each Holder the Holder's Proportionate Share in the number of Class G Warrants that is equal to the quotient obtained when the amount of such Loan Advance is divided by 85% of the lesser of (y) the First Average Price and (z) the average closing price of the Common Shares on the NASD OTC Bulletin Board for the five trading days prior to the date on which the full amount of such Loan Advance is received by WaveRider.

4.4   RESERVATION OF SHARES

         WaveRider shall at all times reserve and keep available, out of its authorized but unissued Common Shares solely for the purpose of effecting conversion of this Debenture or exercise of the Class G Warrants, the full number of Common Shares deliverable on conversion of this Debenture or exercise of the Class G Warrants. WaveRider shall, from time to time, in accordance with applicable law, increase the authorized number of Common Shares if at any time the authorized number of Common Shares remaining unissued shall not be sufficient to permit the conversion of this Debenture or exercise of the Class G Warrants.

4.5   ISSUE COSTS

         WaveRider shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Common Shares on conversion of this Debenture or exercise of the Class G Warrants. WaveRider shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of Common Shares in a name other than that of the Holders, and no such issue or delivery shall be made unless and until the Holder requesting the transfer has paid to WaveRider the amount of any such tax or has established to the satisfaction of WaveRider that such tax has been paid.

4.6   LEGEND

         Upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Common Shares and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (3) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR UPON DELIVERY OF THE CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR OF THE COMPANY AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT";

provided that if Securities are being sold under paragraph (B) of the above legend, the legend may be removed by providing a declaration to the transfer agent and registrar of WaveRider, to the following effect:

         "The undersigned (a) acknowledges that the sale of the securities of the Company to which the declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (b) certifies that
         (1) the seller is not an affiliate of WaveRider as defined in Rule 405 under the U.S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of any designated offshore securities market as defined in Regulation S under the U.S. Securities Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 14(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and
         (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act", and, provided, further, that, if any such securities are being sold under paragraph (C)(2) or (C)(3) of the above legend, the legend may be removed by delivery to the transfer agent and registrar of WaveRider and to WaveRider an opinion of counsel, of recognized standing reasonably satisfactory to WaveRider, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

                                    ARTICLE V
                                    SECURITY

5.1       PRE-FUNDING SECURITY

         WaveRider shall prior to the Closing Date grant and cause to be granted to the Holders as security for its obligations under or by virtue of this Debenture the following security instruments (the "Security Instruments"), each ranking first in priority over any other security interest:

         a)       a GSA by WaveRider;

         b)       a Designated Subsidiary Guarantee from WCC;

         c)       a GSA by WCC;

         d)       a Designated Subsidiary Guarantee from JIS;

         e)       a GSA by JIS;

         f)       the Pledge of WCC Shares; and

         g)       the Pledge of JIS Shares.

5.1       INCONSISTENCY

         In case of any inconsistency between the provisions of this Debenture and the provisions of the Security Instruments, the provisions of this Debenture shall prevail. Without limiting the generality of the foregoing, the Holder shall not make demand for payment in respect of any of the Security Instruments unless an Event of Default has occurred and is continuing.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

6.1   CONDITIONS FOR BENEFIT OF THE HOLDER - FIRST LOAN ADVANCE

         The following are conditions precedent to the obligation of the Holders to make the first Loan Advance and the Holders shall not be obliged to make the first Loan Advance unless all of the following conditions precedent have been satisfied or waived in writing by the Holder as of the Closing Date:

         a) the Security Instruments shall have been duly executed and delivered and registrations in respect thereof shall have been filed in all appropriate registries;

         b) the Average Trading Volume for the period immediately prior to the Closing Date shall not less than 150,000, confirmed to the satisfaction of the Holders;

         c)       the Holders shall have received:

                  i) certified copies of resolutions of the directors of WaveRider and the Designated Subsidiaries approving and authorizing this Debenture and the Security Instruments, as applicable;

                  ii) certified copies of resolutions of the directors of WaveRider approving the Budget and every part thereof (not including attachments); and

                  iii) such additional documents as the Holders or their counsel may reasonably request;

         d) the representations and warranties contained in Article VII hereof were true and correct at the time they were made and continue to be true and correct;

         e) no breach of any of the covenants contained in Article VIII hereof has occurred and is continuing;

         f) no Event of Default and no event which, through the giving of notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing; and

         g) the making of the Loan Advance is not contrary to any statutes, regulations, restrictions or rules of any competent regulatory authority having jurisdiction over the Holders.

6.1       SUBSEQUENT LOAN ADVANCES

         The following are conditions precedent to the making of the each Loan Advance after the first Loan Advance and the Holders shall not be obliged to make any such Loan Advance unless all of the following conditions precedent have been satisfied or waived by the Holder as of the time therefor:

         a) the Audit Committee shall have delivered to the Representative written certification that sales targets of WaveRider are at least 80% of the Revenue Forecast as of the date of the request for Loan Advance, that work under the Development and Production Plan is within the timetable referred to therein and that all prior Loan Advances have been or will be applied in accordance with the Budget;

         b) no Event of Default and no event which, through the giving of notice or lapse of time or both, would constitute an Event of Default, has occurred or is continuing; and

         c) the making of the Loan Advance is not contrary to any statutes, regulations, restrictions or rules of any competent regulatory authority having jurisdiction over the Holders.


6.1       WAIVERS

         A waiver by the Holders of one or more of the conditions precedent in sections 6.1 or 6.2 hereof in respect of the making of a Loan Advance shall be limited to the making of such Loan Advance and shall not be construed to be continuous or to apply to any other proposed Loan Advance.

6.2       PROVISION OF INFORMATION

         If the sales targets of WaveRider are not at least 80% of the Revenue Forecast as of the date of a request for a Loan Advance then WaveRider will, if requested to do so by the Holders, provide the Holders with such additional financial, marketing, sales or other information (referred to herein as "Financial Information") as the Holders may reasonably request to permit the Holders to determine whether to waive the requirement therefor, provided that nothing herein shall require WaveRider to provide any information prohibited by any applicable securities regulations. The Holders will keep confidential all Financial Information disclosed to them by WaveRider hereunder and not copy, disclose or make any use of, nor, if at the time WaveRider provides Financial Information WaveRider states to the Holders that such Financial Information includes material facts required to be disclosed to the public, trade any Common Shares until all material facts therein are disclosed to the public in accordance with applicable securities regulations.

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

7.1   REPRESENTATIONS AND WARRANTIES

         WaveRider represents and warrants to the Holders that:

         a) each of WaveRider and the Designated Subsidiaries was duly incorporated or amalgamated and validly exists under the laws of the following jurisdictions:

                  i)       WaveRider - Nevada

                  ii)      WCC - British Columbia

                  iii)     JIS - British Columbia;

         b) each of WaveRider and the Designated Subsidiaries has all corporate power and owns all assets (including licenses) necessary in any material respect to carry on its respective business;

         c) the financial statements of WaveRider for the year ended December 31, 1997 and the quarterly financial statements of WaveRider to and including September 30, 1998 fairly reflected the financial conditions of WaveRider and the Designated Subsidiaries as of the date of such statements and there has been no material adverse change in the financial conditions of WaveRider and the Designated Subsidiaries since September 30, 1998;

         d) there are no facts that, to the knowledge of WaveRider materially adversely affect, or so far as WaveRider can reasonably foresee would materially adversely affect, the properties, assets, conditions (financial or otherwise), business or operations of WaveRider or any of the Designated Subsidiaries;

         e) neither WaveRider nor any of the Designated Subsidiaries is in breach of or in default under any applicable law, statute or regulation of any jurisdiction where it carries on business or any agreement or instrument to which any of them is a party which in any way would materially adversely affect the ability of WaveRider or the Designated Subsidiaries to meet their respective obligations under this Debenture or the Security Instruments;

         f) there are no actions or proceedings pending (including appeals or applications for review), or to the knowledge of WaveRider threatened, before any court, arbitrator, administrative agency, referee or governmental body which, if determined against WaveRider or any of the Designated Subsidiaries, would result in a change occurring in the properties, assets, conditions (financial or otherwise) business or operations of WaveRider or the Designated Subsidiaries which would materially adversely affect the ability of WaveRider or the Designated Subsidiaries to meet their respective obligations under this Debenture or the Security Instruments or to carry on their respective businesses;

         g) WaveRider and the Designated Subsidiaries each has the corporate power and authority to enter into this Debenture and the Security Instruments and to perform their respective obligations thereunder and hereunder;

         h) this Debenture and each of the Security Instruments has been duly authorized, executed and delivered by and is a valid and legally binding instrument of the parties thereto;

         i)       neither the execution and delivery of this Debenture or any of
                  the  Security   Instruments   nor  performance  in  accordance
                  therewith is or will constitute a breach or a default under:

                  i)       any law,  statute or  regulation  of Canada or of any
                           jurisdiction   where   WaveRider  or  the  Designated
                           Subsidiaries carry on business;

                  ii)      the   constating   documents   of  WaveRider  or  the
                           Designated Subsidiaries; or

                  iii) any agreement or instrument to which WaveRider or the Designated Subsidiaries is a party which breach or default would materially adversely affect (x) the ability of WaveRider or the Designated Subsidiaries to carry on business, (y) the legality, validity or enforceability of this Debenture or any of the Security Instruments or (z) the ability of WaveRider or the Designated Subsidiaries to perform their respective obligations under this Debenture or the Security Instruments;

         j) WaveRider and the Designated Subsidiaries have good and marketable title to all of their respective properties and assets free and clear of all liens, charges and encumbrances other than Permitted Encumbrances;

         k) WaveRider is the legal and beneficial owner of all the issued and outstanding shares of WCC and WCC is the legal and beneficial owner of all the issued and outstanding shares of JIS and no person, firm or corporation owns or has any rights to acquire any shares in the capital of the Designated Subsidiaries;
         l) WaveRider has paid on a timely basis with the appropriate authorities all federal, state, provincial and local taxes and any other amounts due to federal, state, provincial and local governmental authorities that are capable of forming a lien, charge or encumbrance in favour of such authorities against any of the assets of WaveRider; and

         m) all necessary consents, approvals and waivers have been obtained to permit WaveRider to enter into this Debenture and the Security Instruments.

7.1       NATURE OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties set out in this Article VII shall survive the execution and delivery of this Debenture and the Security
Instruments notwithstanding any investigations or examinations made by the Holders or their counsel, and the Holders shall be deemed to have relied on such representations and warranties when making any Loan Advance.

                                  ARTICLE VIII
                              COVENANTS OF BORROWER

8.1      AFFIRMATIVE COVENANTS

         WaveRider covenants and agrees to and with the Holders that so long as the Accumulated Debt or any portion thereof is outstanding:

         a) WaveRider and the Designated Subsidiaries will observe and perform all of the covenants, agreements, terms and conditions to be respectively observed and performed by them in this Debenture and the Security Instruments;

         b) WaveRider will use its best reasonable efforts to obtain a certificate of effectiveness for the Registration Statement referred to in clause 6.1(e) within 120 days of the Closing Date and will thereafter maintain such Registration Statement or otherwise qualify the Common Shares to be issued by WaveRider pursuant to the Conversion Option and the Class G Warrants to permit the Holders to sell such Common Shares without restriction;

         c)       the Holders will be provided with:

                  i) the unaudited consolidated of WaveRider for each fiscal quarter end prepared in accordance with generally accepted accounting principles applied consistently within 45 days of each fiscal quarter end of WaveRider (not including the fiscal year end);

                  ii) the audited consolidated financial statements of WaveRider for each fiscal year end prepared in accordance with generally accepted accounting principles applied consistently, within 90 days of each fiscal year end of WaveRider;

                  iii) such other financial and other information relating to WaveRider and the Designated Subsidiaries as the Holders may reasonably request including, without limitation, copies of the most recent financial statements for the businesses operated or to be acquired by WaveRider or the Designated Subsidiaries as soon as reasonably possible after they are received by WaveRider;

         d) WaveRider and the Designated Subsidiaries will carry on and conduct their respective businesses in a proper and efficient manner, will keep all of their assets in a good state of repair and in proper working condition, and will keep or cause to be kept proper books of account;

         e) WaveRider and the Designated Subsidiaries will from time to time pay or cause to be paid all rents, taxes, rates, levies or assessments, ordinary or extra-ordinary, and government fees or dues levied, assessed or imposed upon WaveRider or any of the Designated Subsidiaries or their assets capable of forming a lien, charge or encumbrance on any of the assets of WaveRider or any of the Designated Subsidiaries, as and when the same become due and payable unless their validity is disputed in good faith by WaveRider or one of the Designated Subsidiaries and the Holders are provided security acceptable to it, acting reasonably, for the payment of same;

         f) WaveRider and the Designated Subsidiaries will maintain their corporate existences and all registrations in jurisdictions in which they respectively carry on business;

         g) WaveRider and the Designated Subsidiaries will maintain all licenses and permits required to carry on their respective businesses and will not transfer, surrender or otherwise dispose of any such licenses or permits;

         h) WaveRider and the Designated Subsidiaries will comply with all laws, regulations, rules and orders, the non-compliance with which could have a material adverse effect on their respective businesses;

         i) WaveRider will forthwith on becoming aware of same, provide the Holders with notice of the occurrence of any Event of Default or any event which, through the giving of notice or lapse of time or both, would constitute an Event of Default;

         j) WaveRider and the Designated Subsidiaries will cause all the property and assets of WaveRider and the Designated Subsidiaries which are of a character usually insured by companies operating like businesses to be insured and kept insured in such amounts as the Holders may reasonably require against loss or damage from any cause which is customarily insured against by companies carrying on like businesses with insurers approved by the Holders, with the Holders as a loss payee as their interest may appear, and will pay all premiums necessary for such purpose as the same shall become due and shall provide particulars of all such policies and all renewals thereof to the Holders, all such policies or contracts to be in terms satisfactory to the Holders, acting reasonably;

         k) WaveRider and the Designated Subsidiaries will maintain public liability insurance in such amounts as the Holders may reasonably require with insurers approved by the Holder, acting reasonably, and will pay all premiums necessary for such purpose as the same shall become due and shall provide particulars of all such policies and all renewals thereof to the Holders, all such policies or contracts to be in terms satisfactory to the Holder, acting reasonably;

         l) each Designated Subsidiary will grant a Designated Subsidiary Guarantee and a GSA to the Holder forthwith upon becoming wholly owned by WaveRider, directly or indirectly.


8.2      NEGATIVE COVENANTS

         WaveRider covenants and agrees to and with the Holders that, unless the Holders consent in writing, so long as the Accumulated Debt or any portion thereof is outstanding:

         a) WaveRider and the Designated Subsidiaries will not grant, create, assume or permit to exist any mortgage, pledge, assignment, lien, charge, encumbrance or other security interest, whether fixed or floating, upon any of the assets of WaveRider and the Designated Subsidiaries other than Permitted Encumbrances;

         b) WaveRider and the Designated Subsidiaries will not make any loans or advances to, whether secured or unsecured, or guarantee or otherwise become contingently liable for any obligations of any person, firm or corporation;

         c) WaveRider and the Designated Subsidiaries will not in any fiscal year, except in the ordinary course of business, sell or otherwise dispose of any of their assets having in the aggregate a value exceeding US$250,000 unless the proceeds therefrom are paid to the Holder on account of Loan Advances;

         d) WaveRider and the Designated Subsidiaries will not merge, amalgamate (other than an amalgamation with one or more Designated Subsidiaries which have granted a Designated Subsidiary Guarantee to the Holder), reorganize or become a party to any other transaction whereby all or substantially all of their respective assets become the property of any other person, firm or corporation or, in the case of an amalgamation, of the continuing corporation resulting from the amalgamation;

         e) WaveRider and the Designated Subsidiaries will not change their fiscal year end; and

         f) except payments to WaveRider or a Designated Subsidiary, WaveRider and the Designated Subsidiaries will not pay management fees or bonuses except in accordance with existing contracts or usual industry practices or declare or pay any dividend except pursuant to the rights of the holders of issued and outstanding Series "C" Voting 8% Convertible Preferred Shares of WaveRider, or redeem, reduce, purchase or retire in any manner any of their respective shares or otherwise reduce their respective issued or paid-up capital in any fiscal year.

                                   ARTICLE IX
                                     DEFAULT

9.1      EVENTS OF DEFAULT

         The occurrence of any one or more of the following events (each such event being herein called an "Event of Default") shall constitute a default under this Debenture:

         a) if WaveRider fails to make any payment to the Holder due under this Debenture or any Security Instrument, whether for principal, interest, fees or otherwise, for more than five Business Days after its due date;

         b) if WaveRider or a Designated Subsidiary defaults in the performance or observance of any provision contained in this Debenture or the Security Instruments on its part to be performed or observed (other than making a payment referred to in clause (a) above) and such default continues for more than 30 days after the Holder has given WaveRider or such Designated Subsidiary written notice of the default;

         c) the Holder, acting reasonably, is not satisfied on the basis of monthly reports of the Audit Committee with the financial condition of WaveRider;

         d)       the Average Daily Trading Volume becomes less than 150,000;

         e) trading of the Common Shares is halted generally for more than three consecutive days by order of any securities regulators having jurisdiction;

         f) the Registration Statement referred to in clause 6.1(e) is not effective without restriction within 120 days of the Closing Date

         g) if proceedings are commenced for the dissolution, liquidation or winding up of WaveRider unless such proceedings are being actively and diligently contested in good faith by WaveRider;

         h) if a default under any indenture or instrument evidencing indebtedness for borrowed money of WaveRider or a Designated Subsidiary shall occur and any such indebtedness shall have been lawfully accelerated or shall lawfully be or become due and payable prior to the date on which the same would otherwise have become due and payable;

         i) if WaveRider or a Designated Subsidiary is adjudged or declared bankrupt or becomes insolvent or makes an assignment for the benefit of creditors, or admits in writing its inability to satisfy its debts generally as they become due, or petitions or applies to any tribunal for the appointment of a receiver or trustee for it or for any substantial part of its property, or commences any proceedings relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or by any act indicates its consent to, approval of, or acquiescence in, any such proceeding for it or for any substantial part of its property;

         j) if a receiver, receiver and manager, receiver-manager, custodian, liquidator or trustee (or any person with like powers) shall be appointed for all or any substantial part of the property of WaveRider or a Designated Subsidiary, provided that such appointment shall not constitute an Event of Default if and for so long as:

                  i) WaveRider or such Designated Subsidiary as the case may be, obtains within two Business Days of such appointment an order of a court of competent jurisdiction staying such appointment and such order (or a replacement thereof to similar effect) remains in full force and effect; or

                  ii) WaveRider or such Designated Subsidiary, as the case may be, forthwith bona fide disputes and continues to dispute such appointment and provides or causes to be provided to the Holder, such security as the Holder, acting reasonably, shall require for payment of such sum as may be necessary to discharge such appointment, and for the purposes hereof it is agreed that the Holder, in determining whether any proposed security is sufficient, may assume the validity of any such appointment and of the powers purported to be granted to the person so appointed;

         k) if any representation or warranty made in this Debenture by WaveRider or any information furnished in writing to the Holder by WaveRider or a Designated Subsidiary before or after the date hereof proves to have been incorrect in any material adverse respect when made or furnished;

         l) if a writ, execution or attachment or similar process is issued or levied against all or a substantial portion of the property of WaveRider or a Designated Subsidiary in connection with any judgment against WaveRider or such Designated Subsidiary, as the case may be, in any amount which materially affects the assets of WaveRider or such Designated Subsidiary, as the case may be, and such writ, execution, attachment or similar process is not released, bonded, satisfied, discharged, vacated or stayed or unless being actively and diligently contested by WaveRider or such Designated Subsidiary, as the case may be, in good faith within 60 days after its entry, commencement or levy;

         m) if an encumbrancer or lienor takes possession of any substantial part of the properties or assets of WaveRider or a Designated Subsidiary unless WaveRider or such Designated Subsidiary, as the case may be, disputes and continues to dispute such possession in good faith and provides to the Holder, such security for the payment of such encumbrance or lien as the Holder shall reasonably require;

         n) if an order is made or legislation enacted by any competent body having authority for the expropriation, confiscation, forfeiture, escheating, other taking or compulsory divestiture, whether or not with compensation, of all or a significant portion of the assets of WaveRider on a consolidated basis (including the WCC Shares and the JIS Shares) and such order or legislation remains in effect and has not been stayed by a court of competent jurisdiction for a period of more than thirty (30) days from the date of pronouncement of the order or enactment of the legislation, as the case may be;

         o) if there has been a material adverse change in the businesses, operations, assets, financial or other conditions of the Designated Subsidiaries since the date hereof;

         p) if judgment in excess of US$250,000 is granted against WaveRider or a Designated Subsidiary in respect of which WaveRider or such Designated Subsidiary does not have insurance coverage and the same remains undischarged or unsatisfied after the time for appeal therefrom has expired without WaveRider or such Designated Subsidiary having appealed the judgment and obtaining a stay of execution of the judgment, provided that such judgment shall not constitute an Event of Default if WaveRider or such Designated Subsidiary provides or causes to be provided to the Holder such security as the Holder, acting reasonably, shall require for the payment of such judgment; or

         q) if WaveRider declares a dividend on any class of shares other than as required on its issued and outstanding Series "C" Voting 8% Convertible Preferred Shares.

9.2      TERMINATION AND ACCELERATION

         Upon the occurrence of an Event of Default and for so long as such Event of Default shall continue, the Holders may, by one or more notices to WaveRider do any or all of the following:

         a) terminate the obligations of the Holders to make any further Loan Advances; or

         b) declare the entire principal amount of the Loan Advances, all interest accrued thereon and all fees and other amounts required to be paid by WaveRider hereunder, to be immediately due and payable without the necessity of further notice or time for payment, presentment for payment, protest, notice of non-payment and of protect (all of which are hereby expressly waived) and proceed to exercise any and all rights under this Debenture and the Security Instruments; or

         c) request from WaveRider such additional financial, marketing, sales or other information (referred to herein as "Financial Information") as the Holders may reasonably request to permit the Holders to determine whether to waive the Event of Default, provided that nothing herein shall require WaveRider to provide any information prohibited by any applicable securities regulations. The Holders will keep confidential all Financial Information disclosed to them by WaveRider hereunder and not copy, disclose or make any use of, nor, if at the time WaveRider provides Financial Information WaveRider states to the Holders that such Financial Information includes material facts required to be disclosed to the public, trade any Common Shares until all material facts therein are disclosed to the public in accordance with applicable securities regulations.

9.3      REGISTRATION STATEMENT DEFAULT

         If there is an Event of Default pursuant to clause 9.1(f) then the Holders may, in lieu of taking any other remedies in respect thereof, give written notice to WaveRider that the Holders require WaveRider to pay, as liquidated damages therefor, 2% of the Accumulated Debt pro rata on a daily basis for each and every 30 day period after the occurrence of such Event of Default until the Registration Statement has been declared to be effective without restriction. If the Holders give such notice to WaveRider then thereafter they shall be entitled to no other remedy hereunder in respect of the Event of Default pursuant to clause 9.1(f).

9.4      REMEDIES CUMULATIVE AND WAIVERS

         For greater certainty, it is expressly understood and agreed that the respective rights and remedies of the Holders under this Debenture and the Security Instruments are cumulative and are in addition to and not in substitution for any rights or remedies provided by law or by equity; and any single or partial exercise by the Holders of any right of remedy for a default or breach of any term, covenant, condition or agreement contained in this Debenture or the Security Instruments shall not be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which the Holders may be lawfully entitled for such default or breach. Any waiver by the Holders of the strict observance, performance or compliance with any term, covenant, condition or agreement herein contained or contained in the Security Instruments and any indulgence granted either expressly or by course of conduct, by the Holders shall be effective only in the specific instance and for the purpose for which it was given and shall be deemed not to be a waiver of any rights and remedies of the Holders under this Debenture or the Security Instruments.

                                    ARTICLE X
                               THE REPRESENTATIVE

10.1     APPOINTMENT OF REPRESENTATIVE

         Each Holder irrevocably hereby constitutes and appoints International Advisory Services Ltd. (the "Representative") as such Holder's true and lawful agent, proxy and attorney-in-fact and agent and authorizes the Representative acting for such Holder and in such Holder's name, place and stead, in any and all capacities to do and perform every act and thing required or permitted to be done by such Holder hereunder or otherwise in connection with the agreements and transactions contemplated by this Debenture, as fully to all intents and purposes as such person might or could do in person, including, without limitation:

         a) deliver all notices, demands, requests, payments and other communications of any kind whatsoever required or permitted to be delivered by such Holder to WaveRider under this Debenture; and

         b) receive all notices, payments or certificates and other communications of any kind whatsoever required or permitted to be delivered to such Holder by WaveRider under this Debenture.


10.2     RATIFICATION OF REPRESENTATIVE'S ACTIONS

         Each Holder hereby ratifies and confirms all that the Representative may lawfully do or cause to be done by virtue hereof and agrees that the agency, proxy and power of attorney under section 11.1 are coupled with an interest, and are therefore irrevocable without the consent of the Representative and WaveRider and shall survive the death, incapacity, or bankruptcy of such Holder. Each Holder acknowledges that any execution and delivery by the Representative of any waiver, amendment, agreement, opinion, certificate or other documents pursuant to this Debenture will bind the Holder by such documents or decision as fully as if such Holder had executed and delivered such documents or made such decisions. The Representative shall not have by reason of this Debenture a fiduciary relationship in respect of any Holder, except in respect of amounts received on behalf of such Holder. Upon the death, disability, bankruptcy or other incapacity of the initial Representative, each Holder acknowledges and agrees that such Representative's executor, guardian, trustee or other legal representative, as the case may be, shall (in consultation with the Holders) appoint a replacement reasonably believed by such person as capable of carrying out the duties and performing the obligations of the Representative hereunder within 30 days. If the Representative resigns for any reason, the Representative shall (in consultation with the Holders) select another representative to fill such vacancy. Any substituted representative shall be deemed the Representative for all purposes of this Debenture.

10.3     AUTHORIZED ACTIONS

         Each Holder agrees that WaveRider shall be entitled to rely on any action taken by the Representative on behalf of the Holders (each, an "Authorized Action"), and that each Authorized Action shall be binding on each Holder as fully as if such Holder had taken such Authorized Action. WaveRider agrees that the Representative as such shall have no liability to WaveRider for any Authorized Action, except to the extent that such Authorized Action is found by a final order of a court of competent jurisdiction to have constituted fraud or willful misconduct. Each Holder hereby releases and discharges WaveRider from and against any liability arising out of or in connection with the
Representative's failure to distribute any amounts received by the Representative on the Holders' behalf to the Holders.

10.4     REFERENCES TO HOLDER AND THE REPRESENTATIVE

         References herein to the "Holder" or to the "Representative" are intended to be interchangeable as the context requires with the result that the Representative shall be the sole point of contact between WaveRider and the Holder for purposes of delivery of all notices, monies, information, requests for information, demands and all other communications but without derogation in any way of the rights and interest of each Holder in and under this Debenture. For greater certainty, it is not intended that the Representative as such acquires any interest herein arising from his appointment thereas.

10.5     INTERESTS OF HOLDER; JOINT AND SEVERAL LIABILITY

         WaveRider shall be entitled to treat each Holder as having the Holder's Proportionate Interest in and under this Debenture for all purposes including payment of interest, repayment of principal and issuance of Class G Warrants, with no obligation on the part of WaveRider to inquire as to the respective amounts advanced by each Holder hereunder. Each Holder will be jointly and severally liable to WaveRider for all obligations of the Holders hereunder including without limitation the obligation to make all Loan Advances pursuant to section 2.1, and each Holder hereby covenants to indemnify WaveRider and save it harmless from all losses, expenses or damages arising from any failure of the Holders hereunder.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

11.1     COSTS AND EXPENSES

         WaveRider shall pay promptly all costs and expenses incurred by the Holders and reasonable agency fees of the Holders in connection with preparation, execution, delivery and registration of this Debenture and the Security Instruments, and in connection with arranging and publicizing the establishment of the Loan Facility hereby established and reasonable out-of-pocket expenses of the Holders' counsel with respect thereto and with respect to advising the Holders as to their rights and responsibilities under this Debenture and the Security Instruments. Except for ordinary expenses of the Holders relating to the day-to-day administration of this Debenture and not involving the preparation or review of any waiver, consent or amendment, WaveRider further agrees to pay all reasonable costs and expenses incurred by the Holders (including reasonable fees and expenses of counsel, accountants and other experts), in connection with the preservation or enforcement of rights of the Holders under this Debenture and the Security Instruments including, without limitation, all reasonable costs and expenses sustained by the Holders as a result of any failure by WaveRider to perform or observe its obligations contained in this Debenture and the Security Instruments.

11.2     NOTICES

         Any notice, demand or other communication to be made in respect of this Debenture may be made or given by personal delivery, registered mail or facsimile transmission to the parties as follows:

         a)       to WaveRider:

                  WaveRider Communications Inc.
                           235 Yorkland Blvd., Suite 1101
                           Toronto, ON
                           M2J 4Y8

                  Attention:              Vice-President, Finance
                           Fax No.:       (416) 502-2968


         b)       to the Representative:

                  International Advisory Services Ltd.
                           Box 42682
                           Freeport, Bahamas

                  Attention:              V. Stephanie Cox
                           Fax No.:       (242) 352-4810

or at such other addresses or facsimile numbers as may be designated by written notice given by the other party from time to time.

11.3     SUCCESSORS AND ASSIGNS

         This Debenture shall become effective when it shall have been executed by the parties hereto and thereafter shall be binding upon and enure to the benefit of WaveRider and the Holders and their respective successors and permitted assigns. WaveRider shall not have the right to assign its rights hereunder or any interest herein. Subject to all applicable securities laws, the Holders from time to time (y) may grant a participation in all or any part of the Loan Facility to any third party (a "Participant"), after notice to but without any requirement of consent by WaveRider, and (z) with the prior written consent of WaveRider (which consent shall not be unreasonably withheld), may assign all or any part of its rights and obligations under this Debenture to any third party (an "Assignee"). The Holders may give any Participant or Assignee copies of financial statements and other reports and al1 other information furnished to it by or on behalf of WaveRider for the purposes of this Debenture. Without limitation of its obligations hereunder, WaveRider shall, at its sole cost and expense, give such certificates, acknowledgments and further assurances in respect of this Debenture and the Loan Facility as the Holders may require in connection with any participation or assignment pursuant to this section. The Holder shall act on behalf of all of its Participants and Assignees in all dealings with WaveRider in respect of the Loan Facility, until such time as an Event of Default occurs as a result of WaveRider's failure to pay any amount on account of principal or interest owing under or by virtue of this Debenture. Save as aforesaid, any Participant or Assignee shall be entitled to the full benefit of this Debenture and the Security Instruments to the same extent as if it were an original party in respect of the rights and obligations granted or assigned to it.

11.4     WHOLE AGREEMENT

         This Debenture constitutes the whole and entire agreement between the parties hereto and cancels and supersedes any prior agreements, undertakings, declarations, commitments and representations, written or oral, in respect thereof except for arrangement fees.

11.5     AMENDMENTS

         Any provision of this Debenture or the Security Instruments may be amended only if WaveRider and the Holders so agree in writing.

11.6     FURTHER ASSURANCES

         WaveRider agrees that it will, at the request of the Holders, do all such further acts and execute and deliver all such further assurances and documents as may be reasonably required by the Holders to carry out the intent of this Debenture.

         IN WITNESS WHEREOF this Debenture has been duly executed as of the date first above written.



                                           WAVERIDER COMMUNICATIONS INC.



                                           Per:________________________
                                                 Authorized Signatory



                                           Per:________________________
                                                 Authorized Signatory


WYNDEL CONSULTING LTD.                     INTERNATIONAL ADVISORY SERVICES LTD.


Per:________________________               Per:________________________
      Authorized Signatory                       Authorized Signatory